Exhibit 99.3

Stockholder Action by Written

WRITTEN CONSENT OF THE STOCKHOLDERS (NRS 78.320)

The undersigned, holding at least 67% of the voting power of **Hestia Insight Inc.**, hereby approve the following:

1. **RATIFICATION:** Approval of the transfer of Hestia Investments Inc.to Edward Lee to satisfy $500,000 in debt for **six years of unpaid service**.
2. **SHAREHOLDER UPSIDE:** Approval of the **20% Net Earnings participation** for all stockholders of record as of **April 30, 2026,** for a period of two years.
3. **CONFLICT WAIVER:** The stockholders acknowledge Mr. Lee is an "interested director" and hereby waive any conflict of interest, finding the transaction fair and beneficial to the Company's restructuring goals.

SHAREHOLDER NAME: Edward Lee
SIGNATURE: ____________________
DATE: April 25, 2026

SHAREHOLDER NAME: ECL Capital Partners Corp
SIGNATURE: ____________________
DATE: April 25, 2026

SHAREHOLDER NAME: Sherry Lee
SIGNATURE: ____________________
DATE: April 25, 2026

SHAREHOLDER NAME: ____________________
SIGNATURE: ____________________
DATE: April __, 2026

Stockholder Action by Written WRITTEN CONSENT OF THE STOC IOI OLDE R S (NRS 78.320) T h e undersigned, holding at l east 67% of the voting power of Hestia In s i g ht Inc., hereby approve the following : 1. RA T IF I C A TIO N : / \ pprov a l of the transfer of Ilestla Inv est m ents In c .to F,dwflrd Lee to satisfy $500,000 in debt for six years of unpaid se r v ice . 2. S H A R E H O LD E R UPSIDE: Approval of the 20% Net Earnings participation for all stockholders of record as of April 30, 20 2 6 , for a period of two years. 3. CONFLICT WAIVER: The stockholders acknowledge Mr. Lee is .in " interested director" and hereby waive any conflict of interest, finding the transaction fair a n d beneficial to the Company's restructuring goals. SHAREHOLDER NAME: E d ward Lee SIGNATURE: DATE: April , 2026 SHAREHOLDER NAME: ECL Capital Partners Corp SIGNATURE: _ DATE : April , 2026 SHAREHOLDER NAME: Sherry Lee SIGNATURE: DATE : Apr il _, 2026 SHAREHOLDER NAME: Tao Deng SIGNATURE: Jt1,t, De 01 DATE: April ?:i: 2026

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